EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No.
333.31900 of iGo Corporation on Form S-8 of our report dated January 25, 2000, appearing in this Annual Report on Form 10-K of iGo Corporation for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

Reno, Nevada
March 29, 2000